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                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation of our report incorporated by references in this Form 10-K, into the Company's previously filed registration statement on Form S-3, file number 33-74163 and on Form S-8, file numbers 333-49912, 33-24415, 33-62541, 33-64661 and 333-30528.


ARTHUR ANDERSEN LLP

St. Louis, Missouri
March 29, 2002